UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018 (July 26, 2018)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 26, 2018, ArcBest Corporation (Nasdaq: ARCB) (“the Company”) announced that the International Brotherhood of Teamsters (the “IBT”) has ratified a new collective bargaining agreement, which will be implemented on July 29, 2018 and is retroactively effective back to April 1, 2018 through June 30, 2023 (the “New Labor Agreement”), among the IBT and ABF Freight System, Inc. (“ABF Freight”), the largest subsidiary of the Company.

The New Labor Agreement covers approximately 8,200 of ABF Freight’s total active employees and replaces the existing ABF National Master Freight Agreement that was extended through July 31, 2018.  The New Labor Agreement continues ABF Freight’s obligation to contribute to certain multiemployer pension funds and contains provisions and conditions that are customary in collective bargaining agreements of this type, including (among other things) the scope of work to be performed, management, wages, hours and shifts, termination and benefits provisions, vacation and holidays, seniority, health and safety and dispute settlement procedures.  A few of the key terms of the New Labor Agreement are set forth below:

•                  Restoration of a vacation week, which begins accruing on anniversary dates that begin on or after April 1, 2018, with the new vacation eligibility schedule being the same as the applicable 2008-2013 supplemental agreements

•                  Annual wage increases over the term of the New Labor Agreement in the following amounts: $0.30 per hour or 0.750 cents per mile effective July 1, 2018; $0.35 per hour or 0.875 cents per mile effective July 1, 2019; $0.40 per hour or 1.000 cents per mile effective July 1, 2020; $0.45 per hour or 1.125 cents per mile effective July 1, 2021; $0.50 per hour or 1.250 cents per mile effective July 1, 2022

•                  A $1,000 ratification bonus for full-time active employees and $500 for qualifying casual employees, payable within 30 days of ratification

•                  Contributions to multiemployer pension plans to remain at current rates for each fund

•                  Continuation of existing health coverage at no cost to represented employees

•                  Changes to purchased transportation provisions with certain protections for road drivers

•                  Profit-sharing bonuses upon ABF Freight’s achievement of annual operating ratios of 96.0% or below for a full calendar year during the contract period

The foregoing summary of the New Labor Agreement is qualified in its entirety by reference to the full text of the form of the New Labor Agreement. The parties have entered into various supplements and local agreements applicable to certain classifications of employees and certain local unions that modify or supplement the terms of the New Labor Agreement.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: a failure of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data breach, and/or cybersecurity incidents; relationships with employees, including unions, and our ability to attract and retain employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; the loss or reduction of business from large customers; the cost, timing, and performance of growth initiatives; competitive initiatives and pricing pressures; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; greater than expected funding requirements for our nonunion defined benefit pension plan; availability and cost of reliable third-party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; governmental regulations; environmental laws and regulations, including emissions-control regulations; the cost, integration, and performance of any recent or future acquisitions; not achieving some or all of the expected financial and operating benefits of our corporate restructuring or incurring additional costs or operational inefficiencies as a result of the restructuring; union and nonunion employee wages and benefits, including changes in required contributions to multiemployer plans; litigation or claims asserted against us; the loss of key employees or the inability to execute succession planning strategies; default on covenants of financing arrangements and the availability and terms of future financing arrangements; timing and amount of capital expenditures; self-insurance claims and insurance premium costs; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance and fuel and related taxes; potential impairment of goodwill and intangible assets; maintaining our intellectual property rights, brand, and corporate reputation; seasonal fluctuations and adverse weather conditions; regulatory, economic, and other risks arising from our international business; antiterrorism and safety measures; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest’s public filings with the Securities and Exchange Commission (“SEC”).

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	July 26, 2018	/s/ Michael R. Johns
Michael R. Johns
Vice President — General Counsel and Corporate Secretary